Exhibit (a) (25)
                               THE RBB FUND, INC.

                          ARTICLES SUPPLEMENTARY TO THE
                                     CHARTER


         THE RBB FUND, INC., a Maryland corporation having its principal office in Baltimore, Maryland (hereinafter called the "Corporation"), hereby certifies to the State Department of Assessments and Taxation of Maryland that:

         FIRST: The Board of Directors of the Corporation, an open-end investment company registered under the Investment Company Act of 1940, as amended, and having authorized capital of thirty billion (30,000,000,000) shares of common stock, par value $.001 per share, has adopted a unanimous resolution increasing the number of shares of common stock that are classified (but not increasing the aggregate number of authorized shares) into separate classes by

         (1) classifying an additional one hundred million (100,000,000) of the previously authorized, unissued and unclassified shares of the common stock, par value $.001 per share, with an aggregate par value of one hundred thousand dollars ($100,000), as Class NNN Common Stock (Institutional Class of the Bogle Investment Management Small Cap Growth
     Fund); and

         (2) classifying an additional one hundred million (100,000,000) of the previously authorized, unissued and unclassified shares of the common stock, par value $.001 per share, with an aggregate par value of one hundred thousand dollars ($100,000), as Class OOO Common Stock (Investor Class of the Bogle Investment Management Small Cap Growth Fund);

         SECOND: A description of the shares so classified with the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption as set or changed by the Board of Directors of the Corporation is as follows:

         A description of the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions or redemption of each class of common stock of the Corporation is set forth in Article VI, Section (6) of the Corporation's Charter, and has not been changed by the Board of Directors of the Corporation.

         The shares of Class NNN Common Stock and Class OOO Common Stock will be issued without stock certificates.

         The shares of Class NNN Common Stock shall be invested in a common investment portfolio, with shares of Class NNN Common Stock representing the Institutional

Shares of the Bogle Investment Management Small Cap Growth Fund investment portfolio.

         The shares of Class OOO Common Stock shall be invested into a common investment portfolio, with shares of Class OOO Common Stock representing Investor Shares of the Bogle Investment Management Small Cap Growth Fund investment portfolio.

         THIRD: The shares aforesaid have been duly classified by the Board of Directors of the Corporation pursuant to authority and power contained in the charter of the Corporation.

         FOURTH: Immediately before the increase in the number of shares of common stock that have been classified into separate classes:

             (a) the Corporation had authority to issue thirty billion (30,000,000,000) shares of its common stock and the aggregate par value of all the shares of all classes was thirty million dollars ($30,000,000);

             (b) the number of shares of each authorized class of common stock was as follows:

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

Class A  -      one hundred million (100,000,000), par value $.001 per share;

Class B  -      one hundred million (100,000,000), par value $.001 per share;

Class C  -      one hundred million (100,000,000), par value $.001 per share;

Class D  -      one hundred million (100,000,000), par value $.001 per share;

Class E  -      five hundred million (500,000,000), par value $.001 per share;

Class F  -      five hundred million (500,000,000), par value $.001 per share;

Class G  -      five hundred million (500,000,000), par value $.001 per share;

Class H  -      five hundred million (500,000,000), par value $.001 per share;

Class I  -      one billion five hundred million (1,500,000,000), par value
                $.001 per share;

Class J  -      five hundred million (500,000,000), par value $.001 per share;

Class K  -      five hundred million (500,000,000), par value $.001 per share;

Class L  -      one billion five hundred million (1,500,000,000), par value
                $.001 per share;

Class M  -      five hundred million (500,000,000), par value $.001 per share;

Class N  -      five hundred million (500,000,000), par value $.001 per share;

Class O  -      five hundred million (500,000,000), par value $.001 per share;

Class P  -      one hundred million (100,000,000), par value $.001 per share;

Class Q  -      one hundred million (100,000,000), par value $.001 per share;

Class R  -      five hundred million (500,000,000), par value $.001 per share;

Class S  -      five hundred million (500,000,000), par value $.001 per share;

Class T  -      five hundred million (500,000,000), par value $.001 per share;

Class U  -      five hundred million (500,000,000), par value $.001 per share;

Class V  -      five hundred million (500,000,000), par value $.001 per share;

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

Class W  -      one hundred million (100,000,000), par value $.001 per share;

Class X  -      fifty million (50,000,000), par value $.001 per share;

Class Y  -      fifty million (50,000,000), par value $.001 per share;

Class Z  -      fifty million (50,000,000), par value $.001 per share;

Class AA -      fifty million (50,000,000), par value $.001 per share;

Class BB -      fifty million (50,000,000), par value $.001 per share;

Class CC -      fifty million (50,000,000), par value $.001 per share;

Class DD -      one hundred million (100,000,000), par value $.001 per share;

Class EE -      one hundred million (100,000,000), par value $.001 per  share;

Class FF -      fifty million (50,000,000), par value $.001 per share;

Class GG -      fifty million (50,000,000), par value $.001 per share;

Class HH -      fifty million (50,000,000), par value $.001 per share;

Class II -      one hundred million (100,000,000), par value $.001 per share;

Class JJ -      one hundred million (100,000,000), par value $.001 per share;

Class KK -      one hundred million (100,000,000), par value $.001 per share;

Class LL -      one hundred million (100,000,000), par value $.001 per share;

Class MM -      one hundred million (100,000,000), par value $.001 per share;

Class NN -      one hundred million (100,000,000), par value $.001 per share;

Class OO -      one hundred million (100,000,000), par value $.001 per share;

Class PP -      one hundred million (100,000,000), par value $.001 per share;

Class QQ -      one hundred million (100,000,000), par value $.001 per share;

Class RR -      one hundred million (100,000,000), par value $.001 per share;

Class SS -      one hundred million (100,000,000), par value $.001 per share;

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

Class TT -      one hundred million (100,000,000), par value $.001 per share;

Class UU -      one hundred million (100,000,000), par value $.001 per share;

Class VV -      one hundred million (100,000,000), par value $.001 per share;

Class WW -      one hundred million (100,000,000), par value $.001 per share;

Class XX -      fifty million (50,000,0000), par value $.001 per share;

Class YY -      one hundred million (100,000,000), par value $.001;

Class ZZ -      one hundred million (100,000,000), par value $.001;

Class AAA-      one hundred million (100,000,000), par value $.001;

Class BBB-      one hundred million (100,000,000), par value $.001;

Class CCC-      one hundred million (100,000,000), par value $.001;

Class DDD-      one hundred million (100,000,000), par value $.001;

Class EEE-      one hundred million (100,000,000), par value $.001;

Class FFF-      one hundred million (100,000,000), par value $.001;

Class GGG-      one hundred million (100,000,000), par value $.001;

Class HHH-      one hundred million (100,000,000), par value $.001;

Class III-      one hundred million (100,000,000), par value $.001;

Class JJJ-      one hundred million (100,000,000), par value $.001;

Class KKK-      one hundred million (100,000,000), par value $.001;

Class LLL-      one hundred million (100,000,000), par value $.001;

Class MMM-      one hundred million (100,000,000), par value $.001;

Class Janney Money    -   one billion five hundred million (1,500,000,000), par
                          value $.001 per share;

Class Janney          -   two hundred million (200,000,000), par
Municipal Money           value $.001 per share;

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

Class Janney          -   seven hundred million (700,000,000), par
Government Money          value $.001 per share;

Class Janney N.Y.     -   one hundred million (100,000,000), par
Municipal Money           value $.001 per share;

Select Class          -   seven hundred million (700,000,000), par
                          value $.001 per share;

Class Beta 2          -   one million (1,000,000), par value $.001 per share;

Class Beta 3          -   one million (1,000,000), par value $.001 per share;

Class Beta 4          -   one million (1,000,000), par value $.001 per share;

Class Principal Money -   seven hundred million (700,000,000), par
                          value $.001 per share;

Class Gamma 2         -   one million (1,000,000), par value $.001 per share;

Class Gamma 3         -   one million (1,000,000), par value $.001 per share;

Class Gamma 4         -   one million (1,000,000), par value $.001 per share;

Class Delta 1         -   one million (1,000,000), par value $.001 per share;

Class Delta 2         -   one million (1,000,000), par value $.001 per share;

Class Delta 3         -   one million (1,000,000), par value $.001 per share;

Class Delta 4         -   one million (1,000,000), par value $.001 per share;

Class Epsilon 1       -   one million (1,000,000), par value $.001 per share;

Class Epsilon 2       -   one million (1,000,000), par value $.001 per share;

Class Epsilon 3       -   one million (1,000,000), par value $.001 per share;

Class Epsilon 4       -   one million (1,000,000), par value $.001 per share;

Class Zeta 1          -   one million (1,000,000), par value $.001 per share;

Class Zeta 2          -   one million (1,000,000), par value $.001 per share;

Class Zeta 3          -   one million (1,000,000), par value $.001 per share;

Class Zeta 4          -   one million (1,000,000), par value $.001 per share;

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

Class Eta 1     -  one million (1,000,000), par value $.001 per share;

Class Eta 2     -  one million (1,000,000), par value $.001 per share;

Class Eta 3     -  one million (1,000,000), par value $.001 per share;

Class Eta 4     -  one million (1,000,000), par value $.001 per share;

Class Theta 1   -  one million (1,000,000), par value $.001 per share;

Class Theta 2   -  one million (1,000,000), par value $.001 per share;

Class Theta 3   -  one million (1,000,000), par value $.001 per share; and

Class Theta 4   -  one million (1,000,000), par value $.001 per share;

for a total of nineteen billion eight hundred twenty-six million
(19,826,000,000) shares classified into separate classes of common stock.

         After the increase in the number of shares of common stock that have been classified into separate classes:

             (c) the Corporation has the authority to issue thirty billion (30,000,000,000) shares of its common stock and the aggregate par value of all the shares of all classes is now thirty million dollars ($30,000,000); and

             (d) the number of authorized shares of each class is now as follows:

Class A         -  one hundred million (100,000,000), par value $.001 per share;

Class B         -  one hundred million (100,000,000), par value $.001 per share;

Class C         -  one hundred million (100,000,000), par value $.001 per share;

Class D         -  one hundred million (100,000,000), par value $.001 per share;

Class E         -  five hundred million (500,000,000), par value
                   $.001 per share;

Class F         -  five hundred million (500,000,000), par value
                   $.001 per share;

Class G         -  five hundred million (500,000,000), par value
                   $.001 per share;

Class H         -  five hundred million (500,000,000), par value
                   $.001 per share;

Class I         -  one billion five hundred million (1,500,000,000),
                   par value $.001 per share;

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

Class J     -  five hundred million (500,000,000), par value 66$.001 per share;

Class K     -  five hundred million (500,000,000), par value $.001 per share;

Class L     -  one billion five hundred million (1,500,000,000), par value
               $.001 per share;

Class M     -  five hundred million (500,000,000), par value $.001 per share;

Class N     -  five hundred million (500,000,000), par value $.001 per share;

Class O     -  five hundred million (500,000,000), par value $.001 per share;

Class P     -  one hundred million (100,000,000), par value $.001 per share;

Class Q     -  one hundred million (100,000,000), par value $.001 per share;

Class R     -  five hundred million (500,000,000), par value $.001 per share;

Class S     -  five hundred million (500,000,000), par value $.001 per share;

Class T     -  five hundred million (500,000,000), par value $.001 per share;

Class U     -  five hundred million (500,000,000), par value $.001 per share;

Class V     -  five hundred million (500,000,000), par value $.001 per share;

Class W     -  one hundred million (100,000,000), par value $.001 per share;

Class X     -  fifty million (50,000,000), par value $.001 per share;

Class Y     -  fifty million (50,000,000), par value $.001 per share;

Class Z     -  fifty million (50,000,000), par value $.001 per share;

Class AA    -  fifty million (50,000,000), par value $.001 per share;

Class BB    -  fifty million (50,000,000), par value $.001 per share;

Class CC    -  fifty million (50,000,000), par value $.001 per share;

Class DD    -  one hundred million (100,000,000), par value $.001 per share;

Class EE    -  one hundred million (100,000,000), par value $.001 per share;

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

Class FF    -  fifty million (50,000,000), par value $.001 per share;

Class GG    -  fifty million (50,000,000), par value $.001 per share;

Class HH    -  fifty million (50,000,000), par value $.001 per share;

Class II    -  one hundred million (100,000,000), par value $.001 per share;

Class JJ    -  one hundred million (100,000,000), par value $.001 per share;

Class KK    -  one hundred million (100,000,000), par value $.001 per share;

Class LL    -  one hundred million (100,000,000), par value $.001 per share;

Class MM    -  one hundred million (100,000,000), par value $.001 per share;

Class NN    -  one hundred million (100,000,000), par value $.001 per share;

Class OO    -  one hundred million (100,000,000), par value $.001 per share;

Class PP    -  one hundred million (100,000,000), par value $.001 per share;

Class QQ    -  one hundred million (100,000,000), par value $.001 per share;

Class RR    -  one hundred million (100,000,000), par value $.001 per share;

Class SS    -  one hundred million (100,000,000), par value $.001 per share;

Class TT    -  one hundred million (100,000,000), par value $.001 per share;

Class UU    -  one hundred million (100,000,000), par value $.001 per share;

Class VV    -  one hundred million (100,000,000), par value $.001 per share;

Class WW    -  one hundred million (100,000,000), par value $.001 per share;

Class XX    -  fifty million (50,000,000), par value $.001 per share;

Class YY    -  one hundred million (100,000,000), par value $.001;

Class ZZ    -  one hundred million (100,000,000), par value $.001;

Class AAA   -  one hundred million (100,000,000), par value $.001;

Class BBB   -  one hundred million (100,000,000), par value $.001;

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

Class CCC          -  one hundred million (100,000,000), par value $.001;

Class DDD          -  one hundred million (100,000,000), par value $.001;

Class EEE          -  one hundred million (100,000,000), par value $.001;

Class FFF          -  one hundred million (100,000,000), par value $.001;

Class GGG          -  one hundred million (100,000,000), par value $.001;

Class HHH          -  one hundred million (100,000,000), par value $.001;

Class III          -  one hundred million (100,000,000), par value $.001;

Class JJJ          -  one hundred million (100,000,000), par value $.001;

Class KKK          -  one hundred million (100,000,000), par value $.001;

Class LLL          -  one hundred million (100,000,000), par value $.001;

Class MMM          -  one hundred million (100,000,000), par value $.001;

Class NNN          -  one hundred million (100,000,000), par value $.001;

Class OOO          -  one hundred million (100,000,000), par value $.001;

Class Janney Money -  three billion (3,000,000,000), par value $.001 per share;

Class Janney       -  two hundred million (200,000,000), par
Municipal Money       value $.001 per share;

Class Janney       -  seven hundred million (700,000,000), par
Government Money      value $.001 per share;

Class Janney       -  one hundred million (100,000,000), par
N.Y. Municipal        value $.001 per share;
Money

Class Select       -  seven hundred million (700,000,000),
                      par value $.001 per share;

Class Beta 2       -  one million (1,000,000), par value $.001 per share;

Class Beta 3       -  one million (1,000,000), par value $.001 per share;

Class Beta 4       -  one million (1,000,000), par value $.001 per share;

Class Principal    -  seven hundred million (700,000,000),
                      par value $.001 per share;

Class Gamma 2      -  one million (1,000,000), par value $.001 per share;

Class Gamma 3      -  one million (1,000,000), par value $.001 per share;

Class Gamma 4      -  one million (1,000,000), par value $.001 per share;

Class Delta 1      -  one million (1,000,000), par value $.001 per share;

Class Delta 2      -  one million (1,000,000), par value $.001 per share;

Class Delta 3      -  one million (1,000,000), par value $.001 per share;

Class Delta 4      -  one million (1,000,000), par value $.001 per share;

Class Epsilon 1    -  one million (1,000,000), par value $.001 per share;

Class Epsilon 2    -  one million (1,000,000), par value $.001 per share;

Class Epsilon 3    -  one million (1,000,000), par value $.001 per share;

Class Epsilon 4    -  one million (1,000,000), par value $.001 per share;

Class Zeta 1       -  one million (1,000,000), par value $.001 per share;

Class Zeta 2       -  one million (1,000,000), par value $.001 per share;

Class Zeta 3       -  one million (1,000,000), par value $.001 per share;

Class Zeta 4       -  one million (1,000,000), par value $.001 per share;

Class Eta 1        -  one million (1,000,000), par value $.001 per share;

Class Eta 2        -  one million (1,000,000), par value $.001 per share;

Class Eta 3        -  one million (1,000,000), par value $.001 per share;

Class Eta 4        -  one million (1,000,000), par value $.001 per share;

Class Theta 1      -  one million (1,000,000), par value $.001 per share;

Class Theta 2      -  one million (1,000,000), par value $.001 per share;

Class Theta 3      -  one million (1,000,000), par value $.001 per share;

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

Class Theta 4      -  one million (1,000,000), par value $.001 per share;

for a total of twenty billion twenty six million (20,026,000,000) shares classified into separate classes of common stock.


             IN WITNESS WHEREOF, The RBB Fund, Inc. has caused these presents to be signed in its name and on its behalf by its President and witnessed Secretary on July __, 1999.

                                   THE RBB FUND, INC.



WITNESS:

_________________________               _________________________
     Morgan R. Jones                        Edward J. Roach
     Secretary                              President

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

             THE UNDERSIGNED, President of The RBB Fund, Inc., who executed on behalf of said corporation the foregoing Articles Supplementary to the Charter, of which this certificate is made a part, hereby acknowledges that the foregoing Articles Supplementary are the act of the said Corporation and further certifies that, to the best of his knowledge, information and belief, the matters and facts set forth therein with respect to the approval thereof are true in all material respects, under the penalties of perjury.

                                                     _________________________
                                                              Edward J. Roach
                                                              President

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